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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2000

                CHASE CREDIT CARD MASTER TRUST (formerly known as
                     "Chemical Master Credit Card Trust I")
         -------------------------------------------------------------
                             (Issuer of Securities)

                         CHASE MANHATTAN BANK USA, N.A.
                             (Sponsor of the Trust)
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        United States                  333-74303                 22-2382028
----------------------------         --------------          -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


            802 Delaware Avenue, Wilmington, Delaware       19801
            --------------------------------------------    ------------
            (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050



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Item 5. Other Events:

      On August 1, 2000, the Trust added to its portfolio the credit card receivables in a group of 414,037 accounts, respectively, with a total outstanding principal amount of $637,709,443.61. The total outstanding principal amount of receivables in the trust portfolio after the addition was $20,932,547,668.79. The management of Chase USA believes that the addition of the new receivables will have no material effect on the Trust or the asset backed certificates of the Trust.

      A copy of the executed Assignments adding to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.

            Exhibit            Description
            ----------         ---------------

            10.1 Assignment No. 15 of Receivables in Additional Accounts, dated August 1, 2000.



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 21, 2000

                                    The Chase Manhattan Bank,
                                    as Servicer


                                    By: /s/ Patrick Margey
                                    -----------------------------------
                                    Name:  Patrick Margey
                                    Title: Vice President



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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
---------------                       -----------------
10.1                                  Assignment No. 15 of Receivables on
                                      Additional Accounts, dated August 1, 2000.